UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2016 (December 21, 2016)

GLOBAL MEDICAL REIT INC.
(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 450

Bethesda, MD

20814

(Address of Principal Executive Offices)
(Zip Code)

(202) 524-6851

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers.

Equity Awards. The Board of Directors (the “Board”) of Global Medical REIT Inc. (the “Company”) approved the recommendation of the Compensation Committee of the Board with respect to the grant of discretionary 2016 equity-based awards (“LTIP Awards”) to certain officers of the Company and other employees of the external manager of the Company (the “Advisor”) who have performed services for the Company. The LTIP Awards granted to the Company’s executive officers are set forth below. The LTIP Awards were granted pursuant to the Company’s 2016 Equity Incentive Plan.

The number of LTIP units comprising each LTIP Award is based on the average closing price ($9.21) of the Company’s common stock reported on the New York Stock Exchange on each of the ten (10) trading days preceding the date of grant, December 21, 2016, rounded down to the nearest whole unit number in order to eliminate fractional units.

Name	Title	2016 Equity Bonus Award	Number of Units Awarded
Jeffrey Busch	Chairman of the Board & President	$80,000	8,688
David Young	CEO	$55,000	5,973
Donald McClure	CFO	$50,000	5,430
Conn Flanigan	Secretary & General Counsel	$30,000	3,258
Alfonzo Leon	CIO	$90,000	9,774
Allen Webb	SVP, Technical Accounting and SEC Compliance	$50,000	5,430
Danica Holley	COO	$45,000	4,887

The LTIP Awards will be subject to the terms and conditions of LTIP Vesting Agreements (“LTIP Vesting Agreements”) between the Company and each grantee in the form attached hereto as Exhibit 99.1 (for grantees who have an employment agreement with the Advisor) or Exhibit 99.2 (for grantees who do not have an employment agreement with the Advisor), which are incorporated herein by reference.

The LTIP Awards will be subject to forfeiture restrictions that will lapse (“vesting”) in equal one-third installments on each of the first, second and third anniversary of the date of grant, subject to continued service as an officer or employee of the Company, as applicable, through each vesting date; provided that vesting will accelerate in the event of a termination of the officer’s or employee’s position, as applicable, without Cause or for Good Reason (as defined in the LTIP Vesting Agreements) or as a result of death or disability, and unvested LTIP Awards will be forfeited in the event of any other termination event.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description

99.1	LTIP Vesting Agreement: For Grantees with an Employment Agreement with the Advisor
99.2	LTIP Vesting Agreement: For Grantees without an Employment Agreement with the Advisor

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MEDICAL REIT INC.

	By:	/s/ Conn Flanigan
Conn Flanigan
Secretary and General Counsel

Dated: December 22, 2016

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